Harper, VanScoik & Company, L.L.P.
                          CPA's and Business Advisors

March 2, 2000

Securities and Exchange Commission
450 5th Street N. W.
Washington, DC 20549

Gentlemen:

     We have reviewed the proposed Form 8-K of Toups Technology, Inc. and have no disagreement with the disclosures stated therein.

Haper, VanScoik & Company, L.L.P.
A WORLDWlDE ORGANIZATION OF ACCOUNTlNG FlRMS AND BUSlNESS ADVlSORS